EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6


==========================================
States          Percent         Balance
==========================================
 AL               0.29      $    3,176,460
 AR               0.08             817,473
 AZ               3.75          40,503,710
 CA              49.31         533,159,472
 CO               2.35          25,370,066
 CT               0.47           5,041,074
 DC               0.43           4,691,454
 DE               0.13           1,387,834
 FL               5.11          55,283,991
 GA               2.65          28,653,492
 HI               0.16           1,769,200
 IA               0.07             799,855
 ID               0.22           2,411,195
 IL               3.02          32,628,050
 IN               0.14           1,528,600
 KS               0.10           1,044,194
 KY               0.13           1,439,007
 LA               0.09             958,618
 MA               1.34          14,540,153
 MD               3.58          38,698,483
 ME               0.02             194,500
 MI               0.76           8,242,508
 MN               1.67          18,035,535
 MO               0.27           2,919,852
 MS               0.02             163,920
 MT               0.09             935,500
 NC               1.02          10,985,300
 NE               0.02             250,650
 NH               0.21           2,289,633
 NJ               2.00          21,572,696
 NM               0.17           1,867,876
 NV               4.04          43,628,322
 NY               2.06          22,304,707
 OH               1.18          12,731,114
 OK               0.11           1,156,373
 OR               1.64          17,766,338
 PA               0.62           6,657,497
 RI               0.09             946,185
 SC               0.81           8,761,361
 SD               0.02             209,600
 TN               0.49           5,317,060
 TX               1.06          11,498,433
 UT               0.63           6,791,415
 VA               4.88          52,727,930
 WA               2.46          26,545,768
 WI               0.10           1,036,136
 WV               0.14           1,497,364
 WY               0.02             253,803
 Total:         100.00      $1,081,189,756
==========================================



------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                       May 19, 2005 10:42                         Page 1 of 1